UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 22, 2006

MGP Ingredients, Inc.

(Exact name of registrant as specified in its charter)

Kansas	0-17196	48-0531200
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Main Street, Atchison, KS	66002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	913-367-1480

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01. Regulation FD Disclosure
SIGNATURES
EXHIBIT INDEX
Investor Presentation Slides

Table of Contents

Item 7.01. Regulation FD Disclosure.

On February 22, 2006, MGP Ingredients, Inc. issued a press release announcing that the company is scheduled to make a presentation to investors attending a meeting at Roth Capital Partners, LLC. at the Roth Capital Partners 18th Annual Growth Stock Conference. The press release is attached to this Report as Exhibit 99.1

Slides of the company's presentation materials are attached to this Current Report on Form 8-K as Exhibit 99.2 and are incorporated herein solely for purposes of this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01, including the exhibits, is furnished pursuant to Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits
Exhibit 99.1 - Press release by MGP Ingredients, Inc. on February 22, 2006
Exhibit 99.2 - Investor Relations Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGP Ingredients, Inc.
(Registrant)
Date: February 22, 2006	/s/ Brian T. Cahill
Brian T. Cahill
Vice President and Chief Financial Officer